ELEVENTH AMENDMENT TO
RESTATED AND AMENDED PURCHASE AGREEMENT

This Eleventh Amendment to Restated and Amended Purchase Agreement ("Eleventh Amendment") is effective as of the /31st/ of October, 2006, between MILLWORKS TOWN CENTER, LLC, an Ohio limited liability company ("Purchaser"), and THE KIRK & BLUM MANUFACTURING COMPANY, an Ohio corporation ("Seller").

WITNESSETH:

WHEREAS, Seller and Trademark Property Company entered into that certain Restated and Amended Purchase Agreement dated June 20, 2005, as amended by that certain First Amendment to Restated and Amended Purchase Agreement dated July 15, 2005 and the Second Amendment to Restated and Amended Purchase Agreement dated September 14, 2005; Seller, Trademark Property Company and Purchaser entered into the Third Amendment and Assignment to Restated and Amended Purchase Agreement dated October 20, 2005; Seller and Purchaser entered into the Fourth Amendment to Restated and Amended Purchase Agreement dated December 29, 2005; Seller and Purchaser entered into the Fifth Amendment to Restated and Amended Purchase Agreement dated March 1, 2006; Seller and Purchaser entered into the Sixth Amendment to Restated and Amended Purchase Agreement dated April 21, 2006; Seller and Purchaser entered into the Seventh Amendment to Restated and Amended Purchase Agreement dated May 9, 2006; Seller and Purchaser entered into the Eighth Amendment to Restated and Amended Purchase Agreement dated May 26, 2006; Seller and Purchaser entered into the Ninth Amendment to Restated and Amended Purchase Agreement dated June 8, 2006; and Seller and Purchaser entered into the Tenth Amendment to Restated and Amended Purchase Agreement dated October 6, 2006 (as amended, the "Agreement"), covering the sale of two (2) separate parcels of land, as more particularly described therein (unless otherwise defined herein, all defined terms in this Eleventh Amendment will have the same meaning as in the Agreement); and

WHEREAS, Purchaser and Seller have previously agreed that the Closing of Parcel A was extended to occur to on or before December 1, 2006.

NOW, THEREFORE, for good and valuable consideration -- which the parties acknowledge receiving -- Seller and Purchaser hereby agree as follows:

    The Escrow Deposit of Fifty Thousand Dollars ($50,000) defined in the Tenth Amendment shall be fully and unconditionally refundable to Purchaser until December 11, 2006. Thereafter, the Escrow Deposit is refundable to Purchaser only in the event of default by Seller under the Agreement. The Escrow Deposit shall be fully applicable to the Purchase Price at the Closing of Parcel A.

    Purchaser agrees to deposit on or before December 11, 2006, Four Hundred Thousand Dollars ($400,000.00) (the "Additional Deposit") in accordance with the Escrow Agreement. The Additional Deposit shall be refundable to Purchaser only in the event of default by Seller under the Agreement. The Additional Deposit shall be fully applicable to the Purchase Price at the Closing of Parcel A.

    Closing of Parcel A is hereby extended to on or before January 11, 2007.

    Closing of Parcel B is hereby extended to on or before the later of (i) September 25, 2007 or (ii) thirty (30) days after Purchaser's receipt of written notice from Seller certifying that Seller has completely vacated Parcel B and is no longer occupying any portion thereof, but in no event shall Seller occupy Parcel B beyond the date which is ten (10) months after the Closing of Parcel A provided the Closing of Parcel B occurs.

Except as specifically modified by the terms of this Eleventh Amendment, all of the terms and provisions of the Agreement shall remain in full force and effect and unmodified and are hereby ratified by the parties.

This Agreement may be executed in any number of counterparts, each of which will be an original, and all of which -- when taken together -- will constitute one (1) document. Facsimile signatures will be treated as original signatures for all purposes hereunder.

EFFECTIVE as of the day and year first above written.

PURCHASER: MILLWORKS TOWN CENTER, LLC,

an Ohio limited liability company

By: /Kent M. Arnold/

Name: /Kent M. Arnold/

Its: /Managing Member/

SELLER: THE KIRK & BLUM MANUFACTURING COMPANY,

an Ohio corporation

By: /Dennis W. Blazer/

Name: /Dennis W. Blazer/

Its: /Treasurer/